UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_____________________________

Date of Report (Date of earliest event reported):  January 12, 2009

Orthofix International N.V.
(Exact name of Registrant as specified in its charter)

Netherlands Antilles	0-19961	N/A
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)
_____________________________

7 Abraham de Veerstraat
Curaçao
Netherlands Antilles	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  011-59-99-465-8525
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01.   Regulation FD Disclosure

On January 12, 2009, Orthofix International N.V. (the “Company”) issued a press release (the “press release”) announcing that it has sent a letter from the Chairman of the Company’s Board of Directors to Ramius, LLC.  A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto.

This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth in the specific reference in such a filing.

Item 9.01.   Financial Statements and Exhibits

(c)  Exhibits

99.1 Press release of Orthofix International N.V. dated January 12, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTHOFIX INTERNATIONAL N.V.

Dated: January 12, 2009	By:	/s/ Raymond C. Kolls
		Name:	Raymond C. Kolls
		Title:	Senior Vice President, General Counsel, Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Orthofix International N.V. dated January 12, 2009.